Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Computers Portfolio

May 31, 2019

COM-QTLY-0719
1.802161.115

Schedule of Investments May 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Communications Equipment - 4.7%
Communications Equipment - 4.7%
Arista Networks, Inc. (a)	47,703	$11,667,677
Xiaomi Corp. Class B (b)(c)	8,536,640	10,431,850
		22,099,527
Electronic Equipment & Components - 5.7%
Electronic Components - 4.2%
Kyocera Corp.	320,300	19,438,227
Technology Distributors - 1.5%
Dell Technologies, Inc. (a)	120,742	7,190,186

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		26,628,413

Household Durables - 13.2%
Consumer Electronics - 13.2%
Sony Corp.	1,300,546	62,327,024
Interactive Media & Services - 2.0%
Interactive Media & Services - 2.0%
Alphabet, Inc. Class A (a)	8,461	9,362,097
IT Services - 4.2%
Data Processing & Outsourced Services - 4.2%
MasterCard, Inc. Class A	39,935	10,043,253
Visa, Inc. Class A	61,120	9,860,490
		19,903,743
Internet Services & Infrastructure - 0.0%
Fastly, Inc. Class A	1,000	20,800

TOTAL IT SERVICES		19,924,543

Semiconductors & Semiconductor Equipment - 4.6%
Semiconductor Equipment - 3.0%
ASML Holding NV	24,796	4,662,888
Entegris, Inc.	273,714	9,399,339
		14,062,227
Semiconductors - 1.6%
Mellanox Technologies Ltd. (a)	68,228	7,490,070

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		21,552,297

Software - 5.8%
Application Software - 2.8%
Pegasystems, Inc.	74,808	5,396,649
Pivotal Software, Inc. (a)	383,864	7,638,894
		13,035,543
Systems Software - 3.0%
Microsoft Corp.	113,993	14,098,654

TOTAL SOFTWARE		27,134,197

Technology Hardware, Storage & Peripherals - 57.2%
Technology Hardware, Storage & Peripherals - 57.2%
Apple, Inc.	434,033	75,986,154
Canon, Inc.	238,094	6,707,580
Cray, Inc. (a)	53,589	1,876,151
Diebold Nixdorf, Inc. (a)	102,247	869,100
Electronics for Imaging, Inc. (a)	130,789	4,793,417
Fujifilm Holdings Corp.	313,395	14,933,246
Hewlett Packard Enterprise Co.	834,656	11,451,480
HP, Inc.	334,721	6,252,588
Logitech International SA (Reg.)	422,035	15,418,767
NetApp, Inc.	497,774	29,468,221
Pure Storage, Inc. Class A (a)	721,434	11,441,943
Samsung Electronics Co. Ltd.	1,933,757	69,142,933
Seagate Technology LLC	299,302	12,525,789
Western Digital Corp.	229,668	8,548,243
		269,415,612
TOTAL COMMON STOCKS
(Cost $376,822,536)		458,443,710

Money Market Funds - 3.2%
Fidelity Cash Central Fund 2.41% (d)	9,239,035	9,240,883
Fidelity Securities Lending Cash Central Fund 2.42% (d)(e)	5,505,165	5,505,716
TOTAL MONEY MARKET FUNDS
(Cost $14,746,599)		14,746,599
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $391,569,135)		473,190,309
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(2,599,910)
NET ASSETS - 100%		$470,590,399

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,431,850 or 2.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$63,647
Fidelity Securities Lending Cash Central Fund	16,049
Total	$79,696

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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